UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 31, 2007

SPEAR & JACKSON, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32013	91-2037081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12012 Southshore Boulevard, Suite 103, Wellington, Florida 33414

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (561) 793-7233

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On January 31, 2007, the U.S. District Court for the Southern District of Florida in Re:Spear & Jackson Securities Litigation Case No. 04-80375-civ-Middlebrooks/Johnson, entered its Order Preliminarily Approving Settlement and Providing for Notice and Setting Class Action Statutory Settlement Hearing. The Order, for purposes of the proposed settlement described in earlier Company reports filed with the SEC, certified a “Settlement Class” of persons (with certain exceptions) who purchased the Company’s common stock between February 1, 2002 and April 15, 2004. The Order also approved as to form and contents the Notice of Pendency and Proposed Settlement of Class Action and Summary Notice. The Settlement Hearing has been set for May 11, 2007 at 11:30 a.m. at the West Palm Beach, Florida Federal District Courthouse to determine whether the terms of the Settlement are fair, just reasonable and adequate to the Settlement Class, and should be approved by the Court; whether a final judgment should be entered dismissing the litigation; whether the proposed plan of allocation should be approved; and to determine the amount of fees and expenses to be awarded to plaintiffs’ lead counsel. The Order also appointed a claims administrator and provided for notice to those who sought exclusion from the Settlement Class.

On February 2, 2007, the Circuit Court in Palm Beach County in Hapka v. Crowley, et al. Case No.: CA005068, entered a Preliminary Approval Order preliminarily approving the partial settlement pursuant to the Stipulation of Settlement between plaintiff and the Company, including its former directors William Fletcher, John Harrington, and Robert Dinerman, as previously described in the Company’s prior filings with the SEC. The Court has set May 29, 2007 at 8a.m. at the West Palm Beach County Courthouse, for the Settlement Hearing to determine (i) whether the terms of the Partial Settlement are fair, just reasonable and adequate to the derivative stockholders and to the Company, and should be approved by the Court; (ii) whether a final judgment should be entered dismissing the litigation and releasing the defendants Spear & Jackson, as described in the Stipulation; and (iii) to determine the amount of fees and expenses to be awarded to plaintiffs’ counsel. The Order approved as to form and contents the Notice of Partial Settlement and the mailing and distribution process. The Order also provided for notice to those who sought exclusion from the settlement.

There can be no assurance that the respective courts will approve either settlement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEAR & JACKSON, INC.

By:	/s/ Lewis Hon Ching Ho
Lewis Hon Ching Ho
Director and Principal Executive Officer

DATED: February 8, 2007